EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2022
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2022	2021	2020
Numerator:
Net Income (Loss)	15,101	(171,328)	50,033
Denominator:
Basic - Weighted Average Common Shares Outstanding	202,032,942	162,549,611	149,292,586
Dilutive – Weighted Average Common Shares Outstanding	202,032,942	162,549,611	149,292,586
Earnings (Loss) per Common Share:
Basic	0.07	(1.05)	0.34
Diluted	0.07	(1.05)	0.34